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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-05439) of Infinium Software, Inc. of our report dated October 26, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                       /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 21, 2001